SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 27, 1999




                              LAMONTS APPAREL, INC.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   0-15542                 75-2076160
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(State or Other Jurisdiction   (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                 Identification No.)



               12413 Willows Road N.E., Kirkland, Washington 98034
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code:    (425) 814-5700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.


     On December 27, 1999, Lamonts Apparel, Inc. (the "Company") issued a press release, which is attached to this report as Exhibit 99.1 and is incorporated by reference herein. See Item 7.

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

Item 7.  Exhibits.


         99.1 Press Release issued by the Company on December 27, 1999.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            LAMONTS APPAREL, INC.


Date: January 3, 2000                   By: /s/ Debbie A. Brownfield
                                            Debbie A. Brownfield
                                            Executive Vice President and
                                            Chief Financial Officer



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

                                  EXHIBIT INDEX



Exhibit          Description
          99.1   Press Release issued by the Company on December 27, 1999